UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  April 15, 2003

THE TIMBERLAND COMPANY
(Exact name of Registrant as Specified in Charter)

DELAWARE	1-9548	02-0312554
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Domain Drive, Stratham, NH	03885
(Address of Principal Executive Offices)	(Zip Code)

(603) 772-9500
(Registrant’s telephone number including area code)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)                                  Exhibits.

The Timberland Company (the “Company”) hereby furnishes as Exhibit 99 to this report its press release dated April 15, 2003 setting forth the Company’s first-quarter 2003 earnings.

Item 9.  Regulation FD Disclosure.

The following information is furnished pursuant to Item 12, “Results of Operations and Financial Condition.”

On April 15, 2003, the Company issued a press release setting forth the Company’s first-quarter 2003 earnings.  A copy of the Company’s press release is attached hereto as Exhibit 99 and is incorporated by reference herein.

The attached press release includes a discussion of constant dollar revenue growth, a non-GAAP measure, and a reconciliation to a GAAP measure.  Management provides constant dollar revenue growth for total Company and international results because many investors find it useful to understand revenue growth excluding any impact from foreign exchange rate changes.

Exhibit Index

Exhibit Number	Description
99	Press Release of The Timberland Company dated April 15, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TIMBERLAND COMPANY

Date: April 15, 2003	By:	/s/ Brian P. McKeon
	Name:	Brian P. McKeon
	Title:	Chief Financial Officer and Executive Vice President-Finance and Administration